EXHIBIT 10.7

EXECUTION COPY
OMNIBUS AMENDMENT,
AGREEMENT AND CONSENT
(Apple Ridge)

THIS OMNIBUS Amendment, Agreement and Consent (this “Agreement”) is entered into this 20th day of December 2004 for the purpose of recognizing and agreeing to the assignment by PHH Corporation (“PHH”) of its rights and obligations under the Performance Guaranty described herein to Cendant Corporation (“Cendant”) and Cendant’s assumption of such rights and obligations and for the purpose of making amendments to the documents described in this Agreement related to such assignment.

WHEREAS this Agreement relates primarily to the Performance Guaranty dated as of April 25, 2000 (the “Performance Guaranty”) originally given by PHH in favor of Cendant Mobility Financial Corporation, and Apple Ridge Funding LLC, as Issuer. As of the date hereof, PHH and Cendant have entered into a Assignment and Assumption Agreement (the “Assignment”) pursuant to which PHH has assigned to Cendant all of PHH’s rights and obligations and Cendant has accepted and assumed all of PHH’s rights and obligations under the Performance Guaranty.

WHEREAS, this Agreement is among (i) Cendant Mobility Services Corporation, a Delaware corporation (“CMSC”), (ii) Cendant Mobility Financial Corporation, a Delaware Corporation (“CMF”), (iii) Apple Ridge Services Corporation, a Delaware corporation (“ARSC”), (iv) Apple Ridge Funding LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer”), (v) JPMorgan Chase Bank, National Association, a national banking association, as Indenture Trustee (the “Indenture Trustee”), (vi) The Bank of New York, a New York state banking corporation (the “Paying Agent”), as paying agent, authentication agent and transfer agent and registrar, (vii) MBIA Insurance Corporation, a stock insurance company organized under the laws of the State of New York (“MBIA”), as insurer and series enhancer, (viii) Fairway Finance Company, LLC (as successor to Fairway Finance Corporation), as purchaser of the Series 2000-2 Notes, (ix) Harris Nesbitt Corp. (f/k/a BMO Nesbitt Burns Corp.), as Administrative Agent for the purchaser of the Series 2000-2 Notes (the “Series 2000-2 Administrative Agent”), (x) Atlantic Asset Securitization Corp., as the Conduit Purchaser of the Series 2000-3 Notes, and (xi) Calyon New York Branch (formerly Credit Lyonnais New York Branch,) as Committed Purchaser and as the Administrative Agent with respect to the Series 2000-3 Notes (the “Series 2000-3 Administrative Agent”), which, by their signatures hereto, each of Fairway Finance Company, LLC and Atlantic Asset Securitization Corp. (in the aggregate constituting the Majority Investors) and MBIA Insurance Corporation hereby direct the Indenture Trustee to agree, consent to and accept this Agreement.

WHEREAS, this Agreement relates to the following documents:

--Purchase Agreement dated as of April 25, 2000 (the “Purchase Agreement”) by and between CMSC, as Originator and CMF, as Buyer;

--Receivables Purchase Agreement dated as of April 25, 2000 (the “Receivables Purchase Agreement”) by and between CMF, as originator and seller and ARSC, as buyer;

--Transfer and Servicing Agreement dated as of April 25, 2000 (the “Transfer and Servicing Agreement”) by and between ARSC, as transferor, CMSC, as originator and servicer, CMF, as originator, the Issuer, as transferee and the Indenture Trustee;

--Master Indenture dated as of April 25, 2000 (the “Master Indenture”) among the Issuer, the Indenture Trustee, the Paying Agent;

--Insurance Agreement dated as of April 25, 2000 (the “Series 2000-1 Insurance Agreement”) among MBIA, as Insurer, CMSC, as an Originator and as Servicer, CMF, as an Originator, ARSC, as transferor, the Issuer and the Indenture Trustee.

--Insurance Agreement dated as of June 2, 2000 (the “Series 2000-2 Insurance Agreement”) among MBIA, as Insurer, CMSC, as an Originator and as Servicer, CMF, as an Originator, ARSC, as transferor, the Issuer and the Indenture Trustee;

--Insurance Agreement dated as of August 2, 2000 (the “Series 2000-3 Insurance Agreement”) among MBIA, as Insurer, CMSC, as an Originator and as Servicer, CMF, as an Originator, ARSC, as transferor, the Issuer and the Indenture Trustee;

WHEREAS, the Purchase Agreement, Receivables Purchase Agreement, Transfer and Servicing Agreement, Master Indenture, Series 2000-1 Insurance Agreement, Series 2000-2 Insurance Agreement and Series 2000-3 Insurance Agreement are, in this Agreement, collectively the “Affected Documents;”

WHEREAS, terms used in this Agreement and not defined herein shall have the meanings assigned to such terms in the Purchase Agreement or, if not defined therein, in the Series 2000-1 Indenture Supplement, Series 2000-2 Indenture Supplement or the Series 2000-3 Indenture Supplement, as applicable.

WHEREAS, on the date hereof PHH, Cendant, CMF, the Issuer, the Indenture Trustee and MBIA have entered into an Assignment and Assumption Agreement Relating to Performance Guaranty (the “Assignment”) substantially in the form attached hereto as Exhibit A and pursuant to which PHH has assigned to Cendant and Cendant has assumed all of the rights and obligations of the Performance Guarantor contained in the Performance Guaranty;

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NOW, THEREFORE, the parties hereto hereby recognize and agree:

1.    Cendant has been substituted for PHH as Performance Guarantor and each reference in the Affected Documents to “Performance Guarantor” shall be and hereby is amended to mean Cendant. All references in the Affected Documents to “Performance Guarantor” shall on and after the date of this Agreement mean Cendant Corporation, a Delaware corporation and its successors and permitted assigns.

2.    All references in the Affected Documents to the PHH Guaranty shall on and after the date of this Agreement mean the original PHH Guaranty dated as of April 25, 2000 together with the Assignment.

3.    All references in the Affected Documents to copies of Form 8-Ks to be furnished by the Performance Guarantor to any party to the Affected Documents are hereby revised to be considered to be delivered to such parties when the Form 8-Ks are made available on the internet via publicly available Securities and Exchange Commission filings.

4.    In the Transfer and Servicing Agreement, the following provisions are hereby deleted and shall from and after the date of this Agreement be of no further effect:

(a)    In Section 1.01, the definitions of “Consolidated Net Income,” “Consolidated Net Worth” and “Consolidated Subsidiaries” are hereby deleted.

(b)    In Section 9.01, subsection (e) is hereby deleted and marked as “Reserved.”

5.    After revising and deleting the provisions set forth in paragraphs 3 and 4 above, all remaining references in the Affected Documents to PHH shall be deemed to be and it is agreed all such references shall be to Cendant.

6.    As a result of the Assignment and the amendments provided in the foregoing provisions of this Agreement, the respective parties to each of the following documents acknowledges and agrees that Cendant has become and is, for purposes of such documents, the successor to PHH and the PHH Guaranty has the meaning assigned thereto in the Purchase Agreement as amended by this Agreement:

--Indenture Supplement dated as of April 25, 2000 (the “Series 2000-1 Indenture Supplement”) among the Issuer, the Indenture Trustee and the Paying Agent and relating to the Issuer’s Series 2000-1 Notes.

--Indenture Supplement dated as of June 2, 2000 (the “Series 2000-2 Indenture Supplement”) among the Issuer, the Indenture Trustee and the Paying Agent and relating to the Issuer’s Series 2000-2 Notes.

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--Indenture Supplement dated as of August 2, 2000 (the “Series 2000-3 Indenture Supplement”) among the Issuer, the Indenture Trustee and the Paying Agent and relating to the Issuer’s Series 2000-3 Notes;

--Note Purchase Agreement dated as of June 2, 2000 among the Issuer, CMSC, as the Servicer, Fairway Finance Company, LLC (as successor to Fairway Finance Corporation), as the Purchaser, and Harris Nesbitt Corp. (f/k/a BMO Nesbitt Burns Corp.), as the Administrative Agent; and

--Note Purchase Agreement dated as of August 2, 2000 among the Issuer, CMSC, as the Servicer, Atlantic Asset Securitization Corp., as the Conduit Purchaser and Credit Lyonnais New York Branch, as Committed Purchaser and as the Administrative Agent.

7.    The execution of this Agreement is subject to the receipt by the Series 2000-2 Administrative Agent and the Series 2000-3 Administrative Agent of opinions regarding certain corporate matters with respect to Cendant and the legal, valid and binding obligation of the Performance Guaranty.

8.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

9.    This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

CENDANT MOBILITY SERVICES CORPORATION By: /s/ David B. Wyshner
Name: David B. Wyshner Title: EVP and Treasurer
CENDANT MOBILITY FINANCIAL CORPORATION By: /s/ David B. Wyshner
Name: David B. Wyshner Title: EVP and Treasurer
APPLE RIDGE SERVICES CORPORATION By: /s/ David B. Wyshner
Name: David B. Wyshner Title: EVP and Treasurer
APPLE RIDGE FUNDING LLC, as Issuer By: /s/ David B. Wyshner
Name: David B. Wyshner Title: EVP and Treasurer

[Signature Page to Apple Ridge Omnibus Amendment]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Indenture Trustee By: /s/ Keith Richardson
Name: Keith Richardson Title: Attorney-in-Fact
THE BANK OF NEW YORK, as Paying Agent By: /s/ Catherine L. Cerilles
Name: Catherine L. Cerilles Title: Assistant Vice President
MBIA INSURANCE CORPORATION, as Insurer and Series Enhancer By: /s/ Andrew P. Laterza
Name: Andrew P. Laterza Title: Vice President
FAIRWAY FINANCE COMPANY, LLC (as successor to Fairway Finance Corporation), as Purchaser of the Series 2000-2 Notes By: /s/ Jill A. Gordon
Name: Jill A. Gordon Title: Vice President

[Signature Page to Apple Ridge Omnibus Amendment]

HARRIS NESBITT CORP. (f/k/a BMO Nesbitt Burns Corp.), as Administrative Agent for the purchaser of the Series 2000-2 Notes By: /s/ Brian T. Zaban
Name: Brian T. Zaban Title: Vice President
ATLANTIC ASSET SECURITIZATION CORP., as the Conduit Purchaser of the Series 2000-3 Notes By: /s/ David C. Fink
Name: David C. Fink Title: Managing Director
By: /s/ Sam Pilcer
Name: Sam Plicer Title: Managing Director
CALYON NEW YORK BRANCH (formerly Credit Lyonnais New York Branch), as Committed Purchaser and as the Administrative Agent with respect to the Series 2000-3 Notes By: /s/ David C. Fink
Name: David C. Fink Title: Managing Director
By: /s/ Sam Pilcer
Name: Sam Plicer Title: Managing Director

[Signature Page to Apple Ridge Omnibus Amendment]